                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  MARCH 31, 1998


                              PRIME GROUP REALTY TRUST
               (Exact name of Registrant as specified in its Charter)




           MARYLAND                     1-13589                 36-4173047
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                60601
     (Address of principal executive offices)                    (Zip Code)

                                   (312) 917-1300
                (Registrant's telephone number, including area code)

                                        N/A
                          (Former name or former address,
                           if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 1998, the Company acquired the office property known as 208 South LaSalle Street located in the center of the financial district in Chicago, Illinois containing 828,000 net rentable square feet. The property was purchased from an unaffiliated third party for approximately $60.7 million.

     On April 1, 1998, the Company acquired the office property known as 122 South Michigan Avenue, which is a 21-story building located in Chicago, Illinois containing 512,369 net rentable square feet. The property was purchased from an unaffiliated third party for approximately $28.8 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements Under Rule 3-14 of Regulation S-X

                                                                      PAGE
                                                                      ----
  (i)  Statement of Revenue and Certain Expenses of 208 South
         LaSalle Street

       Report of Independent Auditors                                   4
       Statement of Revenue and Certain Expenses for the year ended
         December 31, 1997 (Audited)                                    5
       Notes to Statement of Revenue and Certain Expenses              6-7

  (ii) Statement of Revenue and Certain Expenses of 122 South
         Michigan Avenue

       Report of Independent Auditors                                   8
       Statement of Revenue and Certain Expenses for the year ended
         December 31, 1997 (Audited)                                    9
       Notes to Statement of Revenue and Certain Expenses             10-11

(b)  Pro Forma Financial Statements

The Company has determined that it is impractical at this time to file pro forma financial statements for the Company as prescribed by Article 11 of Regulation S-X. Such statements will be filed by amendment as soon as practicable, but in any event not later than June 15, 1998.

(c)  Exhibits

None.

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIME GROUP REALTY TRUST
                              ------------------------
                              Registrant

                              /s/  William M. Karnes
                              ----------------------
                              William M. Karnes
                              Executive Vice President and
                              Chief Financial Officer

Date:  April 15, 1998

                           REPORT OF INDEPENDENT AUDITORS

Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of 208 South LaSalle (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                       ERNST & YOUNG LLP


Chicago, Illinois
January 30, 1998

                                  208 SOUTH LASALLE
                     STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                   (IN THOUSANDS)


                                                  YEAR ENDED
                                              DECEMBER 31, 1997
                                              -----------------
 Revenue
 Rental . . . . . . . . . . . . . . . . . .       $ 9,782
 Tenant Reimbursements. . . . . . . . . . .         2,560
 Other Revenue. . . . . . . . . . . . . . .           251
                                              -----------------
 Total Revenue. . . . . . . . . . . . . . .        12,593
                                              -----------------

 Expenses
 Cleaning . . . . . . . . . . . . . . . . .         1,008
 Utilities. . . . . . . . . . . . . . . . .         2,177
 Other Property Operating . . . . . . . . .         2,818
 Real Estate Taxes. . . . . . . . . . . . .         1,854
                                              -----------------

 Total Expenses . . . . . . . . . . . . . .         7,857
                                              -----------------

 Revenue in excess of certain expenses. . .       $ 4,736
                                              -----------------
                                              -----------------



SEE ACCOMPANYING NOTES.

                                  208 SOUTH LASALLE
                  NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.   BUSINESS

   The accompanying Statement of Revenue and Certain Expenses relates to the operations of 208 South LaSalle, an office building located in Chicago, Illinois (the Property). As of December 31, 1997, the Property had 158 tenants (unaudited).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

   The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

   Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

   The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

   In connection with the operation of the Property, an affiliate of the owner earned management fees equal to 3.25% of gross revenues or $392,207 which are included in other property operating expenses.

4.   RENTALS

   The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of December 31, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:


                                             AMOUNT
          YEAR ENDED DECEMBER 31         (IN THOUSANDS)
          ----------------------         --------------

          1998. . . . . . . . . . . . .  $   10,572
          1999. . . . . . . . . . . . .      10,025
          2000. . . . . . . . . . . . .       8,909
          2001. . . . . . . . . . . . .       7,846
          2002. . . . . . . . . . . . .       6,197
          Thereafter. . . . . . . . . .      20,943
                                         --------------
                                         $   64,492
                                         --------------
                                         --------------

                           REPORT OF INDEPENDENT AUDITORS

Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of 122 South Michigan (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP


Chicago, Illinois
January 30, 1998

                                  122 SOUTH MICHIGAN
                      STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                    (IN THOUSANDS)



                                                 YEAR ENDED
                                              DECEMBER 31, 1997
                                              ------------------
Revenue
Rental . . . . . . . . . . . . . . . . . . .       $4,741
Tenant reimbursements. . . . . . . . . . . .          482
Other revenue. . . . . . . . . . . . . . . .          153
                                              ------------------
Total revenue. . . . . . . . . . . . . . . .        5,376
                                              ------------------

Expenses

Cleaning . . . . . . . . . . . . . . . . . .          465
Utilities. . . . . . . . . . . . . . . . . .        1,022
Other property operating . . . . . . . . . .        1,423
Real estate taxes. . . . . . . . . . . . . .        1,119
                                              ------------------

Total expenses . . . . . . . . . . . . . . .        4,029
                                              ------------------

Revenue in excess of certain expenses. . . .       $1,347
                                              ------------------
                                              ------------------


SEE ACCOMPANYING NOTES.

                                  122 SOUTH MICHIGAN
                  NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.   BUSINESS

   The accompanying Statement of Revenue and Certain Expenses relates to the operations of 122 South Michigan, an office building located in Chicago, Illinois (the Property). As of December 31, 1997, the Property had fifty tenants (unaudited).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

   The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

   Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

   The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

   In connection with the operation of the Property, an affiliate of the owner earned management fees equal to 3.25% of gross revenues or $152,196 which are included in other property operating expenses.

4.   RENTALS

   The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of December 31, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:


                                                       AMOUNT
               YEAR ENDED DECEMBER 31               (IN THOUSANDS)
               ----------------------               --------------
               1998 . . . . . . . . . . . . . . .     $4,650
               1999 . . . . . . . . . . . . . . .      4,262
               2000 . . . . . . . . . . . . . . .      4,141
               2001 . . . . . . . . . . . . . . .      3,881
               2002 . . . . . . . . . . . . . . .      3,405
               Thereafter . . . . . . . . . . . .     17,079
                                                    --------------
                                                     $37,418
                                                    --------------
                                                    --------------
